EXHIBIT (J.1)

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Counsel and Independent Auditors" and "Financial Statements" and to the use of our report dated October 15, 1999, which is incorporated by refenence in this Registration Statement (Form N-1A 33-97598) of Webs Index Fund, Inc.

                                                         ERNST & YOUNG LLP

New York, New York
December 22, 1999